                                                                EXHIBIT 10.11(b)


==============================================================================
RYDER
                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 1
==============================================================================

Supersedes 1995 Chairman, President & Chief Executive Officer Incentive Compensation Plan


INTRODUCTION

The following material explains the operation and administration of the 1996 Incentive Plan for the Chairman, President & Chief Executive Officer (CEO) of Ryder System, Inc. (RSI or the Company). The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance.


BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity:

         MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY

             -----------------------------------------------------------------------------------------------
                 RSI                 RSI PERFORMANCE             INDIVIDUAL        TOTAL BONUS OPPORTUNITY *
             PERFORMANCE               ABOVE PLAN               PERFORMANCE
             -----------------------------------------------------------------------------------------------
                 80%                       30%                      20%                      130%
             -----------------------------------------------------------------------------------------------

    (*)  See Special ROE Award section


BONUS PERFORMANCE MEASURES

For 1996, your bonus payout will be based on RSI performance, RSI performance above plan, and your performance as an individual.

RSI performance is measured based on RSI Net Earnings After Tax (NAT) Return on Equity (ROE) performance and RSI Net Earnings Before Tax (NBT) performance for 1996.

RSI performance above plan is measured based on RSI NBT performance for 1996.

Individual performance is determined based on a year-end assessment of your performance against objectives that you agreed to with the Board of Directors at the start of the year. The objectives may be updated during the year to adjust for priorities that may have changed.

==============================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 2
==============================================================================


DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

         - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROE performance and RSI NBT performance.

                 RSI ROE performance for the bonus year is calculated by dividing RSI NAT by RSI average equity.

                 - RSI NAT is defined as RSI's consolidated Net Earnings After Tax from continuing operations (before accounting changes) for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 - RSI average equity is defined as the average of the four quarters' average equity. A quarter's average equity is defined as the equity, as shown on RSI's balance sheet at the beginning of each quarter plus the total equity as shown on RSI's balance sheet at the end of each quarter, divided by two.

                 RSI NBT is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - RSI PERFORMANCE ABOVE PLAN -- RSI performance above plan payout is based on RSI NBT performance. To achieve a payout, RSI NBT performance must be above plan.


         - INDIVIDUAL PERFORMANCE -- Individual performance is defined as each participant's performance against job requirements and objectives (MBOs), as agreed upon between the individual and his/her management, at the beginning of the bonus year.

                 DIVERSITY OBJECTIVES WILL ACCOUNT FOR 25% OF EACH PARTICIPANT'S 1996 INDIVIDUAL PERFORMANCE OBJECTIVES. THIS REQUIREMENT RECOGNIZES THE IMPACT THAT SPECIFIC DIVERSITY GOALS HAVE ON THE ORGANIZATION. THE CONCEPT OF DIVERSITY NEED NOT BE LIMITED TO NUMBERS; IT EMBRACES THE INCLUSION OF OTHERS AND A VALUE OF EVERY PERSON'S UNIQUENESS.

                 If applicable, goals and objectives may be revised during the bonus year to reflect changing business priorities.

==============================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 3
==============================================================================

                 Individual performance awards are separate from payments based upon financial measurements and may be paid, in part or in whole, based on the Company's performance and/or ability to pay.

Bonus awards are subject to the recommendation of the Administrator of the plan and approval by the Board of Directors of RSI. (See "Bonus Payment")

NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations at the discretion of the Board of Directors of RSI.

==============================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 4
==============================================================================

BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE - ROE/NBT

         RSI performance payout is based on a grid consisting of two performance variables: 1996 RSI NAT ROE and 1996 RSI NBT. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.

         POTENTIAL RSI PERFORMANCE BONUS PAYOUT AS A PERCENTAGE OF MAXIMUM
              RSI PERFORMANCE BONUS OPPORTUNITY

           ------------------------------------------------------------------------------------------------
                                                           1996 RSI NBT ($MM)
           ------------------------------------------------------------------------------------------------
                              THRESHOLD                                                             MAXIMUM
                                264.4          280.0        303.0         324.6         336.0        347.0
                              -----------------------------------------------------------------------------
               ROE                                           % OF OPPORTUNITY
           ------------------------------------------------------------------------------------------------
              <14.0%             30             40            50            55           75            80
           ------------------------------------------------------------------------------------------------
           14.0% - 16.0%         40             50            60            65           85            90
           ------------------------------------------------------------------------------------------------
              >16.0%             50             60            65            75           90           100
           ------------------------------------------------------------------------------------------------


         2)      RSI PERFORMANCE ABOVE PLAN - NBT

         RSI performance above plan payout is based on a grid of 1996 RSI NBT. The potential bonus payout percent is determined by locating the point on the grid under the 1996 RSI NBT. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Above Plan Bonus Opportunity, as shown on page 1.

            POTENTIAL RSI PERFORMANCE ABOVE PLAN BONUS PAYOUT AS A PERCENTAGE OF MAXIMUM RSI PERFORMANCE ABOVE PLAN BONUS
                                  OPPORTUNITY

                  ---------------------------------------
                       1996 RSI ABOVE PLAN NBT ($MM)
                  ---------------------------------------
                   THRESHOLD                      MAXIMUM
                    324.6          336.0          347.0
                  ---------------------------------------
                              % OF OPPORTUNITY
                  ---------------------------------------
                      0             50             100
                  ---------------------------------------


================================================================================
RYDER
                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 5
================================================================================

         3)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

   POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT AS A PERCENTAGE OF MAXIMUM
                   INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY

          -----------------------------------------------------------------------------------------------------
                                       FAIR - SOME       CONSISTENT          SIGNIFICANTLY
           INDIVIDUAL       % OF         CRITICAL           WITH                 ABOVE
           PERFORMANCE      TOTAL       SHORTFALLS       EXPECTATIONS        EXPECTATIONS        EXCEPTIONAL
          -----------------------------------------------------------------------------------------------------
           DIVERSITY
           OBJECTIVES        25%          0-50%              51-70%               71-89%             90-100%

           OTHER MBOS        75%          0-50%              51-70%               71-89%             90-100%
          -----------------------------------------------------------------------------------------------------


                 ALL PERFORMANCE GRIDS REPRESENT GUIDELINES ONLY. ACTUAL PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

================================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 6
================================================================================

BONUS CALCULATION EXAMPLE

         Total bonus would be calculated as follows, given the following information:

         Eligible Base Salary                                                               $  725,000
         1996 RSI NAT ROE                                                                        15.0%
         1996 RSI NBT                                                                       $    336MM
         Individual Performance - Diversity Objectives                Significantly Above Expectations
         Individual Performance - Other MBOs                          Significantly Above Expectations


                 1)       RSI Performance

                          80% Maximum RSI Performance Bonus Opportunity
                          85% Potential RSI Performance Bonus Payout (from grid)

                          80% x 85% = 68% of Eligible Base Salary
                          68% x $725,000 =                                                           $ 493,000

                 2)       RSI Performance Above Plan

                          30% Maximum RSI Performance Above Plan Bonus Opportunity
                          50% Potential RSI Performance Above Plan Bonus Payout (from grid)

                          30% x 50% = 15% of Eligible Base Salary
                          15% x $725,000 =                                                             108,750

                 3a)      Individual Performance - Diversity Objectives

                          20% Maximum Individual Performance Bonus Opportunity
                          25% Maximum Diversity Objectives
                          75% Potential Individual Performance Bonus Payout (from grid)

                          20% x 25% x 75% = 3.75% of Eligible Base Salary
                          3.75% x $725,000 =                                                        $   27,188

                 3b)      Individual Performance - Other MBOs

                          20% Maximum Individual Performance Bonus Opportunity
                          75% Maximum Other MBOs
                          75% Potential Individual Performance Bonus Payout (from grid)

                          20% x 75% x 75% = 11.25% of Eligible Base Salary
                          11.25% x $725,000 =                                                        $  81,562

                 TOTAL BONUS                                                                         $ 710,500

================================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 7
================================================================================

BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

          BASE SALARY CALCULATION EXAMPLE

          Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $708,412, then effective June 1 receives an increase to a base salary of $736,768:

          January 1 through May 31 of Bonus Year:
          ---------------------------------------

          31 + 29 + 31 + 30 + 31  =  152=.415 x $708,412/yr. = $293,991
          ----------------------     ---
             366 days                366

          June 1 through December 31 of Bonus Year:
          -----------------------------------------

          366 - 152               =   214=.585 x $736,768/yr.= $431,009
          ---------                   ---                      --------
          366 days                    366

          AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR =          $725,000


SPECIAL ROE AWARD

One and one-half percent of the RSI NAT amount in excess of that required to reach 17% Return on Equity (ROE) will be credited to deferred compensation for Executive Committee members. This amount will be prorated based on each individual participant's earned salary (while in the eligible position) in relation to the sum of the earned salaries of all participants.

===============================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 8
===============================================================================

ADMINISTRATION

The Compensation Committee of the Board of Directors of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

The Chairman, President & Chief Executive Officer of RSI, if employed in good standing at the time bonus payments are made, is eligible to participate in this plan. If the CEO has an agreement which specifically provides for incentive compensation other than that which is provided in this plan or is a participant in any other incentive compensation plan of RSI, its subsidiaries or affiliates, he/she is not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note: The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 18, 1995), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

================================================================================
RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
1996 INCENTIVE COMPENSATION PLAN                   PAGE 9
================================================================================

However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1996, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrators of the plan, the Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

Accruals for the CEO and all discretionary awards are excluded from funding limitations.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan or the amount of the accrual. Should the accrual not provide for bonus allotments under the plan, proration will be performed at the discretion of the Board of Directors of RSI. Unused monies may not be carried forward for subsequent bonus years.

DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Administrators of this plan have the authority to grant discretionary bonus awards to enhance the award of the participant of this plan. Discretionary awards are not subject to funding limitations.

AMENDMENTS

The Board of Directors of RSI, or the Compensation Committee, reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions.

THE BOARD OF DIRECTORS, OR THE COMPENSATION COMMITTEE, RESERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.